UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2006
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE State or other jurisdiction of incorporation)	0001-338613 (Commission File Number)	16-1731691 (IRS Employer Identification No.)
1700 Pacific, Suite 2900
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Class C Unit Purchase Agreement. On September 21, 2006, Regency Energy Partners LP (the “Partnership”) entered into a Class C Unit Purchase Agreement (the “Purchase Agreement”) with certain Purchasers named in Exhibit A thereto (the “Purchasers”), pursuant to which the Purchasers purchased from the Partnership 2,857,143 Class C Common Units representing limited partner interests in the Partnership (the “Purchased Class C Units”) at a price of $21.00 per unit on the terms and for the purposes set forth in the Purchase Agreement.
The Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this report in its entirety.
Partnership Agreement Amendment. On September 21, 2006, in connection with the Purchase Agreement, the General Partner entered into Amendment No. 2 (the “Amendment”) to the Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”) which created the Partnership’s Class C Common Units that were issued to the Purchasers pursuant to the Purchase Agreement. The Class C Common Units have the same terms and conditions as the Partnership’s Common Units, except that the Class C Common Units are not entitled to participate in distributions by the Partnership. The Class C Common Units may be converted into Common Units on a one-for-one basis upon the earlier of (A) February 8, 2007 and (B) immediately prior to a merger, a sale of all or substantially all of its assets, or a liquidation or dissolution of the Partnership.
The Amendment is attached as Exhibit 3.1 to this report and is incorporated by reference into this report in its entirety.
Registration Rights Agreement. On September 21, 2006, in connection with the Purchase Agreement, the Partnership entered into a Registration Rights Agreement with the Purchasers pursuant to which the Partnership agreed to register pursuant to the Securities Act of 1933 (the “Securities Act”) the offering, sale and delivery by the Purchasers of the common units into which the Class C Units may be converted.
The Registration Rights Agreement is attached as Exhibit 4.1 to this report and is incorporated by reference into this report in its entirety.
Item 3.02 Unregistered Sales of Equity Securities.
On September 21, 2006, the Partnership issued to certain purchasers named in the Purchase Agreement 2,857,143 of its Class C Common Units. The Class C Common Units were issued to the Purchasers in accordance with the Purchase Agreement in a private offering conducted in accordance with the exemption from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act. The material terms of the Class C Common Units are described above under Item 1.01 (Partnership Agreement Amendment) and are incorporated by reference into this item in their entirety. The Class C Common Units are convertible into common units of the Partnership as described above under Item 1.01 (Partnership Agreement Amendment).
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On September 21, 2006, the general partner of the Partnership entered into the Amendment. The material terms of the Amendment are described above under Item 1.01 (Partnership Agreement Amendment) and the description in that item is incorporated by reference into this item in its entirety.

Item 8.01 Other Events
On September 21, 2006, the Partnership issued a press release announcing the completion of its private placement of Class C Common Units, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description

Exhibit 3.1	Amendment No. 2 to the Amended and Restated Limited Partnership Agreement of the registrant.

Exhibit 4.1	Registration Rights Agreement dated September 21, 2006 among the registrant and the purchasers named therein.

Exhibit 10.1	Class C Unit Purchase Agreement, dated September 21, 2006, among the registrant and the purchasers named therein.

Exhibit 99.1	Copy of the registrant’s press release dated September 21, 2006 publicly announcing the completion of its private placement of Class C Common Units.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: REGENCY GP LP, its General Partner By: REGENCY GP LLC, its General Partner
By:	/s/ William E. Joor III
	Name:	William E. Joor III
	Title:	Executive Vice President, Chief Legal and Administrative Officer and Secretary

September 21, 2006

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 3.1	Amendment No. 2 to the Amended and Restated Limited Partnership Agreement of the registrant.

Exhibit 4.1	Registration Rights Agreement dated September 21, 2006 among the registrant and the purchasers named therein.

Exhibit 10.1	Class C Unit Purchase Agreement, dated September 21, 2006, among the registrant and the purchasers named therein.

Exhibit 99.1	Copy of the registrant’s press release dated September 21, 2006 publicly announcing the completion of its private placement of Class C Common Units.